UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 27, 2007

Global Aircraft Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-28575	84-1108499
(State of Incorporation)	(Commission File Nunber)	(IRS Employer Identification No.)

P.O. Box 23009 Tucson, AZ 85734
(Address of principal executive offices)

(520) 294-3481
(Registrant's telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

ITEM 4.01.    Changes in Registrant’s Certifying Accountant

(a) The Registrant requested that Epstein, Weber & Conover, PLC furnish it with a letter addressed to the Securities and Exchange Commission confirming its agreement with the statements made by the Registrant in Item 4.01(a) of the Registrant’s 8K filing on March 23, 2007 disclosing the change in certifying accountants from Epstein, Weber & Conover, PLC to Moss Adams. A copy of that letter, dated March 23, 2007, is filed as Exhibit 99.1 to this current report on Form 8-KA.

ITEM 9.01    Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.          Document

99.1	Letter from Epstein, Weber & Conover, PLC to the Securities & Exchange Commission

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 27, 2007

Global Aircraft Solutions, Inc. (Registrant)

By: /s/ John Sawyer Name: John Sawyer Title: President